UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2009

INLAND AMERICAN REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

7.01.

Regulation FD Disclosure.

Inland American Real Estate Trust, Inc. (referred to herein as  “we”, “our” or the “Registrant”) has created an updated list of “frequently asked questions” to respond to various stockholder inquiries.  A printed copy of this material is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein solely for purposes of this Item 7.01 disclosure.

The material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Registrant intends that these forward-looking statements be subject to the safe harbors created thereby.  These forward-looking statements are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely” or other words or phrases of similar import.  Similarly, statements that describe or contain information related to matters such as the Registrant’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.  These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that could cause the Registrant’s actual results to differ materially from those currently anticipated in these forward-looking statements.  In light of these risks and uncertainties, the forward-looking events might or might not occur, which may affect the accuracy of forward-looking statements and cause the actual results of the Registrant to be materially different from any future results expressed or implied by such forward-looking statements.  Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Registrant’s Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 the Quarterly Report on Form 10-Q for the period ended June 30, 2009.  The Registrant disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Registrant under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item

8.01.

Other Events.

As a continuation of our strategy to maximize profits, we have sold two of our commercial mortgage backed securities (“CMBS”) investments as well as our investment in the convertible notes of Inland Real Estate Corporation (“IRC”) for a total gain of $9 million in the third quarter of 2009. Inland Real Estate Corporation (NYSE: IRC) is a real estate investment trust previously sponsored by our sponsor.

We sold our two CMBS investments for a total of $16.9 million, resulting in gains of $3 million.  Our initial aggregate investment in these instruments was $13.9 million, on a par value of $35 million.  We have invested in one additional CMBS loan, which we continue to monitor for a similar opportunity.

We sold our investment in IRC’s convertible notes for $30.5 million, resulting in a gain of $6 million over our original investment of $24.5 million, on a par value of $35 million.

Item

9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Inland American Real Estate Trust, Inc. Frequently Asked Questions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	September 1, 2009	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Inland American Real Estate Trust, Inc. Frequently Asked Questions

5